UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 15, 2019

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

SUCCESS ENTERTAINMENT GROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

215 North Jefferson, Box 591, Ossian, Indiana	46777
(Address of principal executive offices)	(Zip Code)

(260) 490-9990

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On November 15, 2019, Success Entertainment Group International, Inc., a Nevada corporation (the “Company”) completed execution of a Securities Purchase Agreement with EMA Financial, LLC, a Delaware limited liability company (“EMA”), which is dated as of November 15, 2019. Under the terms of the Securities Purchase Agreement (the “Agreement”), the Company has issued a 5% Convertible Note (the “Note”) in the aggregate principal amount of $75,000 (as the principal amount thereof may be increased pursuant to the terms thereof, and together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof). The Note is convertible into shares of common stock, $0.001 par value per share of the Company (“Common Stock”), upon the terms and subject to the limitations and conditions set forth in the Note.

At any time after the issuance date, EMA retains the right to convert all or any portion of the outstanding principal and interest into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the issuance date, or any shares of capital stock or other securities of the Company into which such Common Stock shall hereafter be changed or reclassified, at the conversion price as calculated in the Note (“Conversion Price”). The per share Conversion Price into which the principal and interest under the Note shall be convertible into shares of Common Stock is equal to the lower of (i) the lowest closing price of the Common Stock during the twenty (20) consecutive day trading period immediately preceding the issuance date or (ii) 50% multiplied by the lowest traded price of the Common Stock during the twenty (20) consecutive day trading period immediately preceding the date of the conversion.

If an Event of Default under Section 3.9 of the Note has occurred, EMA, in its sole discretion, may elect to use a Conversion price equal to the lower of: (i) the closing price of Common Stock on the Principal Market on the Trading Day immediately preceding the Issue Date or (ii) 50% of either the lowest traded price or closing bid price, whichever is lower for the Common Stock on the Principal Market on the Trading Day in which the Event of Default has not been cured.

If such Common Stock is not traded on OTCOX, OTCQB, OTC Pink, NASDAQ, or NYSE, then such sale price shall be the sale price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no sale price or such security is available in any of the foregoing manners, the average of the closing bid prices for any market makers for such security are listed in the “pink sheets” by the National Quotation Bureau, Inc. If such sale price cannot be calculated for such security on such date in the matter provided above, such price shall be the fair market value as mutually determined by the Company and the EMA.

If the Company’s Common stock is chilled for deposit at DTC, becomes chilled at any point while this Note remains outstanding or deposit or other additional fees are payable due to a Yield Sign, Stop Sign or other trading restrictions, or if the closing at any time falls below the $0.93 (as appropriately equitably adjusted for stock splits, stock dividends, stock contributions and similar events), then an additional 15% discount will be attributed to the Conversion Price for any and all Conversions submitted thereafter. Additionally, the Company acknowledges that it will take all reasonable steps necessary or appropriate, including providing a board of directors resolution authorizing the issuance of common stock to EMA.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Oﬀ-Balance Sheet Arrangement of a Registrant.

As reported, the Note is in the principal amount of $75,000, and is convertible into shares of Common Stock.

The principal amount of the Note, as issued on November 15, 2019 is $75,000, of which $67,500 is the actual amount of the purchase price plus an original issue discount of $7,500. The principal amount is subject to an interest rate of five percent (5%) per annum from the issuance date. The Note will mature on July 31, 2020(subject to extension as set forth below), and any unpaid principal, and any accrued and unpaid interest and other fees, shall be due and payable. The Note may not be prepaid. Interest shall be computed on the basis of a 365-day year and actual number of days elapsed. Any principal or interest that remains unpaid under the Note when it is due shall bear interest at the rate of five percent (5%) per annum from the due date thereof until the same is paid.

EMA, by written notice to the Company at least five (5) days before the Maturity Date (as may have been previously extended), extend the Maturity Date up to one (1) year following the date of the original Maturity Date thereunder.

The Note carries an original issue discount of $75,000 (the “OID”) to cover the EMA’s monitoring costs associated with the purchase and sale of the Note, which is included in the principal balance of this Note. Thus, the purchase price of this Note shall be $67,500.

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Under the Agreement, there are several actions that will result in a default which will cause acceleration of the principal due under the Note (“Event of Default”). Those Events of Default are:

•	The Company’s failure to pay the principal or interest on the Note upon maturation

•	The Company’s failure to issue shares to EMA, or any action by the Company that delays or impairs the delivery of shares

•	Any breach of the Agreement or related agreements by either party

•	Any breach of representations and warranties by either party

•	The Company makes an assignment for the benefit of another creditor

•	Any money judgment is entered against the Company for more than $50,000 that remains unvacated for a period of twenty (20) days unless EMA consents

•	The Company files for bankruptcy

•	Delisting of Common Stock from OTCQX, OTCQB, OTC Pink or an equivalent replacement marketplace or exchange, NASDAQ, NYSE, or AMEX.

•	The Company fails to comply with the Securities Exchange Act of 1934

•	Liquidation, dissolution, or winding up of the Company or a substantial portion of its business

•	Cessation of the Company’s operations

•	Failure by the Company to maintain assets

•	Restatement of the Company’s financial statements that has an adverse material effect on the rights of ena

•	Any reverse split by the Company without 20 days’ prior written notice to EMA

•	The Company replaces its transfer agent and fails to deliver instructions as initially delivered pursuant to the Agreement

•	The DTC places a restriction on the Company’s securities

•	Any declaration by a court that the Agreement or the Note are illegal

•	In addition to any DTC restrictions, the Common Stock becomes otherwise ineligible for DWAC

•	Any other event of default under the Company’s other notes, loans, agreements, or other instruments of indebtedness

•	Any dilutive issuance of the Company

•	The Company loses its bid price for its Common Stock

•	Any attempt by the Company or its officers, directors, and/or affiliates to convey or transmit non-public information which is not immediately cured by a filing of a Form 8-K

•	Unavailability of Rule 144 clearance for EMA’s newly received shares of Common Stock

•	Desilting or suspension of trading of Common Stock on OTC, NASDAQ, or the NYSE

Upon the occurrence of any of these Events of Default, the Note becomes immediately due and payable, and the Company must pay to EMA the principal plus all accrued interest through the date of full repayment multiplied by 150%. EMA may, in its sole discretion, choose to accept payment in part in Common Stock and in part in cash. Upon an uncured Event of Default, all amounts payable under the Note become due and payable, together with all costs, including legal fees and expenses, and collection fees and expenses. Further, if after six months following the issuance date the Company breaches its obligations to issue tradeable shares to EMA, EMA is entitled to use the lowest closing bid price during the delinquency period as a base price for any conversion under the Note.

Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Securities Purchase Agreement

10.2	Convertible Promissory Note

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2019	By:	/s/ Brian Kistler
Brian Kistler
President, Secretary, and Director

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